UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2010

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
Suite 3500
Hunt Valley, Maryland  21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act.
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐    Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐    Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01    Other Events.

As previously reported, on November 17, 2009, Omega Healthcare Investors, Inc. (“Omega”) entered into a securities purchase agreement with CapitalSource Inc. (“CapitalSource”) and certain of its subsidiaries, pursuant to which Omega agreed, subject to the terms and conditions of the purchase agreement, to purchase (i) certain CapitalSource subsidiaries owning 40 long-term care facilities unencumbered by third party financing (the “Core Portfolio”), (ii) certain CapitalSource subsidiaries owning 40 long-term care facilities encumbered by long-term mortgage financing guaranteed by the U.S. Department of Housing and Urban Development (the “HUD Portfolio”), and (iii) and an option to purchase certain other CapitalSource subsidiaries owning an additional 63 long-term care facilities (the “Option Portfolio”).  As previously reported, on December 22, 2009, Omega closed on its acquisition of the Core Portfolio, and on April 19, 2010, Omega provided CapitalSource with notice of its intent to exercise its option to purchase the Option Portfolio.  Omega anticipates acquiring the HUD Portfolio and the Option Portfolio during the second quarter of 2010.  Omega’s acquisition of each of the HUD Portfolio and the Option Portfolio is subject to customary closing conditions, and there can be no assurance that the transactions will be consummated.

This Current Report on Form 8-K provides certain financial and pro forma information required under Item 9.01 of Form 8-K regarding the facilities that constitute the HUD Portfolio and the Option Portfolio.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the purchase of the CapitalSource entities, which are subject to numerous conditions, requirements, adjustments, options, assumptions, risks and uncertainties. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “assume,” “intend,” “believe,” “expect,” “estimate,” “plan,” “goal,” “will,” “continue,” “should,” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future transactions) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including without limitation: the remaining CapitalSource transactions may not be completed on the proposed terms and schedule or at all; changes in economic or market conditions; continued or worsening recession in the overall economy or disruptions in credit and other markets; movements in interest rates and lending spreads; continued or worsening credit losses, charge-offs, reserves and delinquencies; our ability to successfully and cost effectively operate our business; competitive and other market pressures on product pricing and services; success and timing of our business strategies; the nature, extent and timing of governmental actions and reforms; changes in tax laws or regulations affecting our business; and other factors described in Omega’s 2009 Annual Report on Form 10-K and documents subsequently filed by Omega with the Securities and Exchange Commission. All forward-looking statements included in this report are based on information available at the time of this report. Omega is under no obligation to (and expressly disclaims any such obligation to) update or alter forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Filed as Exhibit 99.1 herewith.

(b)	Pro Forma Financial Information

Filed as Exhibit 99.2 herewith.

(c)	Shell Company Transactions

Not Applicable.

(d)	Exhibits:

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP with respect to the Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II and Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III

99.1
Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II, Combined Statements of Revenues and Certain Expenses for the year ended December 31, 2009 and Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III, Combined Statements of Revenues and Certain Expenses for the year ended December 31, 2009

99.2	Omega Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: May 7, 2010	By:	/s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer